                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                        1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 10, 1997
                                (Date of Report)


                        INSTANT VIDEO TECHNOLOGIES, INC.
       (Exact Name of Small Business Issuer as Specified in its Charter)

                         Commission File No. 33-35580-D



                DELAWARE                               84-1141967
      ----------------------------               ----------------------
      (State or Other Jurisdiction                  (I.R.S. Employer
            of Incorporation)                    Identification Number)


                         500 SANSOME STREET, SUITE 503

                        SAN FRANCISCO, CALIFORNIA 94111
                        -------------------------------
                    (Address of Principal Executive Offices,
                              Including Zip Code)


       Registrant's Telephone Number, Including Area Code: (415) 391-4455




                                      001
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of January 1, 1997, the Board of Directors of the Company has elected to replace Evers & Company Ltd. with KPMG Peat Marwick as its certifying accountant.















                                      002

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report:

Exhibit                                                               Sequential
  No.           Description                           Location        Page No.
-------         -----------                           --------        ----------

  16            Letter from Evers & Company Ltd.      Attached        Page 4


                                      003
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                       [EVERS & COMPANY, LTD. LETTERHEAD]

===============================================================================



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Instant Video Technologies, Inc. dated April 10, 1997.


EVERS & COMPANY, LTD.

Phoenix, Arizona
April 10, 1997

                                     004
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INSTANT VIDEO TECHNOLOGIES, INC.


Dated: April 10, 1997           By: /s/ Gary R. Familian
                                    ------------------------------------
                                    Gary R. Familian, President/
                                    Chief Executive Officer


                                      005